SUMMARY PROSPECTUS	August 1, 2015
Davenport Equity Opportunities Fund (DEOPX)

Before you invest, you may want to review the Fund’s prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at http://www.investdavenport.com. You can also get this information at no cost by calling 1-800-281-3217 or by sending an email request to fundinfo@ultimusfundsolutions.com. The current Prospectus and SAI, dated August 1, 2015, are incorporated by reference into this Summary Prospectus.

What is the Fund’s Investment Objective?

The investment objective of the Davenport Equity Opportunities Fund is long term capital appreciation.

What are the Fund’s Fees and Expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Davenport Equity Opportunities Fund.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.75%
Other Expenses	0.21%
Acquired Fund Fees and Expenses	0.06%
Total Annual Fund Operating Expenses	1.02%*

*	“Total Annual Fund Operating Expenses” will not correlate to the Fund’s ratio of total expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund but does not include “Acquired Fund Fees and Expenses.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 104	$ 325	$ 563	$1,248

Portfolio Turnover

A mutual fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio); however, the Fund does not expect to pay any transaction costs, including commissions. All transactions are expected to be executed through Davenport & Company LLC (the “Advisor”) and no transaction costs or commissions will be charged to the Fund. The Fund could potentially incur brokerage commissions if the Advisor elects not to waive commissions or if trades are placed through outside brokers. A higher portfolio turnover rate may indicate higher transaction costs (if the Fund incurred transaction costs) and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

What are the Fund’s Principal Investment Strategies?

Under normal circumstances, at least 80% of the Davenport Equity Opportunities Fund’s net assets (including the amount of any borrowings for investment purposes, although the Fund does not currently intend to borrow for investment purposes) will be invested in common stocks and shares of ETFs that invest primarily in common stocks. The Fund focuses on superior risk/return opportunities using a flexible, concentrated and opportunistic approach. The Fund is classified as non-diversified and may therefore invest a greater percentage of its assets in the securities of fewer issuers than a fund that is diversified. At times, the Fund may overweight a position in a particular issuer or emphasize investment in a limited number of issuers or one or more particular business sectors.

The Advisor uses a “bottom-up” stock selection approach that focuses primarily on individual companies in the context of broader market factors. The Advisor attempts to control risk through diversification among major market sectors, but may overweight a position or a sector if it has a strong conviction about its potential for capital appreciation. The Fund will invest primarily in common stocks of companies that, in the Advisor’s opinion, show superior potential for capital appreciation, have strong and focused management and solid balance sheets. In making its determinations, the Advisor will focus on companies that exhibit one or more of the following characteristics:

•	Evidence of Financial Strength – The company has a consistent generation of free cash flow, a strong balance sheet, a high return on invested capital and the ability to grow revenues.

•	Pricing Flexibility – The company has the ability to adjust its prices independent of competitive forces.

•	Competitive Advantage – The company has a leading presence and a business that is difficult to replicate, or benefits from barriers to entry that limit or prevent new competition.

•	Disciplined Management – The company has an experienced and sound management team that is focused on building value.

•	Attractive Valuation – The company is selling at a low price relative to its assets, earnings, cash flow, franchise value or growth potential. This may be determined by its price-earnings ratio, price-book ratio, price-sales ratio or price-free cash flow ratio.

The Fund will emphasize investments in common stocks of medium and small capitalization companies but is not limited to any particular market capitalization. The Advisor defines medium capitalization companies as those whose market capitalization, at the time of purchase, is between $2 billion and $20 billion and defines small cap companies as those whose market capitalization, at the time of purchase, is between $300 million and $7 billion.

The Fund may also invest in special situation companies that have fallen out of favor with the market but are believed to offer favorable risk-adjusted returns. Special situations may include significant changes in a company’s allocation of its existing capital (companies undergoing turnarounds, spin-offs, mergers or acquisitions) or a restructuring of assets. Special situations may also result from significant changes to an industry through regulatory developments or shifts in competition, new or improved products, changes in senior management or significant changes in cost structure.

The Fund may invest in shares of ETFs if the Advisor believes it is advisable to increase the Fund’s exposure to the broad market or to industry sectors without purchasing a large number of individual securities. Such ETFs will typically hold a portfolio of securities designed to track the performance of a particular index or market sector. ETFs differ from traditional mutual funds in that their shares are listed on a securities exchange and can be traded intraday. The Fund may invest up to 20% of its net assets in ETFs.

The Fund may invest up to 30% of its net assets in common stocks of foreign issuers when, in the Advisor’s opinion, such investments would be advantageous to the Fund and help the Fund achieve its investment objective. The Fund may invest in foreign markets that the Advisor considers to be “emerging markets.” The Advisor considers “emerging markets” to include any country that is defined as an emerging or developing economy by The International Monetary Fund, the World Bank, the United Nations or the countries’ authorities. The Fund may invest in ETFs that invest primarily in common stocks of foreign companies, including regional and/or country specific ETFs, as well as emerging market ETFs.

A security will be sold when the Advisor believes it no longer has the potential for strong growth, when it meets its targeted price, when the fundamentals of the issuer’s business or general market conditions have changed, when more attractive opportunities become available, or when strong performance has resulted in an outsized position.

What are the Principal Risks of Investing in the Fund?

The Davenport Equity Opportunities Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund.

Stock Market Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks are subject to inherent market risks and fluctuations. Stocks may fluctuate in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes and other factors beyond the control of the Advisor. Stocks tend to move in cycles and may experience periods of turbulence and instability. Investing in special situation companies carries an additional risk of loss if the expected development does not occur or does not attract the expected attention.

Non-Diversification Risk. Because a relatively high percentage of the assets of the Fund may be invested in shares of a limited number of issuers, the Fund may be more susceptible to any economic, business, political or regulatory occurrence affecting an issuer than a diversified fund. At times, the Fund may overweight a position in a particular issuer or emphasize investment in a limited number of issuers which may increase its risk of loss and share price volatility.

Sector Risk. If the Fund emphasizes investments within a particular industry sector, adverse developments affecting issuers and industries within those sectors may cause the Fund’s performance to be more sensitive than a Fund that does not emphasize a particular sector. For instance, economic or market factors, regulation or deregulation and technological or other developments may negatively impact all companies in a particular sector and may increase the risk of loss of an investment in the Fund. As of March 31, 2015, the Fund had

27.2% and 35.6% of the value of its net assets invested in stocks within the Consumer Discretionary sector and the Financials sector, respectively. The sectors that the Fund may emphasize will vary from time.

Foreign Securities Risk. Investments in foreign securities involve risks that may be different from those of U.S. securities, including the risk that foreign economies may be less stable than the U.S. economy. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of money or other assets, political or social instability, and nationalization of companies or industries. Certain of these risks may also apply to securities of U.S. companies with significant non-U.S. operations. In addition, the dividends payable on certain of the Fund’s foreign securities may be subject to foreign withholding taxes. Foreign securities may also be subject to foreign currency risk, which is the risk that the value of the foreign security will decrease due to changes in the relative value of the U.S. dollar and the security’s underlying foreign currency.

Investments in emerging markets, which include Africa, parts of Europe and much of Asia, the Middle East and Central and South America, are subject to the risk of abrupt and severe price declines. The economic and political structures of developing countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and financial markets in developing countries are not as liquid as markets in developed countries. The economies in developing countries are less mature and can be overly reliant on particular industries and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist measures. Certain countries may have legacies or periodic episodes of hyperinflation and currency devaluations, or of instability and upheaval, that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Significant risks of war and terrorism currently affect some developing countries.

Small and Medium Capitalization Risk. Small and medium capitalization companies may lack the management experience, financial resources, product diversification and other competitive strengths of larger companies. In many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Some securities may be inactively traded and thus may not be readily bought or sold. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time. Therefore, the securities of small and medium capitalization companies may be subject to greater price fluctuations. These risks may be more pronounced for investments in small capitalization companies.

ETF Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional investment company, including the risk that the general level of security prices owned by the ETF may decline, thereby affecting the value of the shares of the ETF. In addition, ETFs are subject to certain risks that do not apply to conventional open-end mutual funds, including the risk that the market price of an ETF’s shares may trade at a discount to its net asset value, or that an active trading market for an ETF’s shares may not be developed or maintained. An ETF is also subject to the risks of the underlying securities it holds or sectors that the ETF is designed to track. When the Fund invests in an ETF, Fund shareholders will indirectly pay a proportionate share of the management fee and operating expenses of the ETF, in addition to the Fund’s direct fees and expenses.

Investment Style and Management Risk. The Advisor’s method of security selection may not be successful and the securities in the Fund’s portfolio may not perform as well as the market as a whole. The securities selected by the Advisor may not appreciate in value as expected.

What has been the Fund’s Performance History?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Davenport Equity Opportunities Fund. The bar chart shows the Fund’s performance for each full calendar year of the Fund’s operations. The performance table shows how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. The Standard & Poor’s 500 Index is included as an additional comparative index because it is generally considered to be a leading indicator of the U.S. equity market. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-800-281-3217.

The Fund’s 2015 year-to-date return through June 30, 2015 is 6.47%.

During the periods shown in the bar chart, the highest return for a quarter was 14.34% during the quarter ended March 31, 2012 and the lowest return for a quarter was -15.14% during the quarter ended September 30, 2011.

Average Annual Total Returns For Periods Ended December 31, 2014:

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One Year	Since Inception (12-31-10)
Return Before Taxes	15.27%	17.64%
Return After Taxes on Distributions	11.57%	16.16%
Return After Taxes on Distributions and Sale of Fund Shares	10.14%	13.85%
RUSSELL MIDCAP INDEX (reflects no deduction for fees, expenses, or taxes)	13.22%	15.21%
STANDARD & POOR’S 500 INDEX (reflects no deduction for fees, expenses, or taxes)	13.69%	15.55%

Management of the Fund

Investment Advisor

Davenport & Company LLC (the “Advisor”)

Portfolio Managers

George L. Smith, III, CFA and Christopher G. Pearson, CFA are primarily responsible for the portfolio management of the Davenport Equity Opportunities Fund, subject to oversight by the Advisor’s Investment Policy Committee. Mr. Smith is Senior Vice President and a Director of the Advisor and has managed the Fund since its inception in 2010. Mr. Pearson is Vice President of the Advisor and has managed the Fund since 2013.

Purchase and Sale of Fund Shares

Minimum Initial Investment – $5,000, except that the minimum is $2,000 for tax-deferred retirement accounts, Uniform Gifts to Minors Accounts (“UGMA” or “UGMT”), or accounts held by employees of the Advisor and their immediate families.

Minimum Subsequent Investment – None, except the minimum for participants in the Automatic Investment Plan is $50.

The Fund’s shares are redeemable. You may purchase or redeem (sell) shares of the Fund on each day that the Fund is open for business. Transactions may be initiated by written request, by wire transfer or through your financial institution.

Tax Information

The Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, or you are a tax-exempt investor. If you are investing through a tax-deferred arrangement, you may be taxed later when you withdraw money from your account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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